Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                                         11/15/00


        Blended Coupon 6.1546%


        Excess Protection Level
          3 Month Average   5.24%
          January, 2000   5.28%
          December, 1999   5.15%
          November, 1999   5.28%


        Cash Yield                                  17.79%


        Investor Charge Offs                         4.73%


        Base Rate                                    7.79%


        Over 30 Day Delinquency                      5.03%


        Seller's Interest                            9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $49,077,414,912.07


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $4,800,914,393.58